Income Taxes - Components of Group's Deferred Tax Assets and Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Current deferred tax assets:
Accrued payroll		$ 916
Accrued expenses	$ 0	0
Less: valuation allowance		(916)
Current deferred tax assets, net	0	0
Non-current deferred tax assets:
Advertising expense	2,651	3,863
Net operating tax losses carry-forward	2,881	3,068
Less: valuation allowance	(5,532)	(6,931)
Non-current deferred tax assets, net	$ 0	$ 0